Exhibit 10.17

ADMA Biologics, Inc.
Confidential Materials Omitted and Filed Separately with the
Securities and Exchange Commission
Confidential Portions denoted by [***]

PLASMA SUPPLY AGREEMENT

THIS PLASMA SUPPLY AGREEMENT (“Agreement”) between Biotest Pharmaceuticals Corporation, a Delaware corporation, having a place of business at 5800 Park of Commerce Boulevard NW, Boca Raton, Florida 33487 (“BPC”) and ADMA Biologics, Inc., a Delaware corporation, having a place of business at 65 Commerce Way, Hackensack, New Jersey  07601 (“ADMA”)  shall be effective as of June 22, 2012 (the “Effective Date”).  BPC and ADMA are each sometimes referred to herein individually as a “Party” or collectively as the “Parties.”

RECITALS

WHEREAS, ADMA desires to sell, and BPC desires to purchase certain quantities of normal source plasma (“Plasma”) to be used by BPC in the manufacturing of a Human Immune Globulin (“Product”), solely on the terms and conditions set forth in this Agreement;

PROVISIONS

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and with the intent to be legally bound hereby, ADMA and BPC agree as follows:

A.	PURCHASE AND SALE OF PLASMA.

1.           TERM OF AGREEMENT.

Unless terminated earlier as provided herein, the term of this Agreement shall continue until [***] from the Effective Date (the “Initial Term”).  After the Initial Term, this Agreement may be renewed [***].  Each Party agrees that it will endeavor, in good faith, to conclude any negotiations relating to such renewals [***].

2.           PRICE AND VOLUMES

YEAR	PRODUCT	VOLUME	PRICE
2012	Normal Source Plasma [***]	[***]	[***]
2012	Normal Source Plasma	[***]	[***]
2013	Normal Source Plasma	[***]	[***]
2014	Normal Source Plasma	[***]	[***]

a.           The price of all purchases of Plasma under this Agreement [***].  Any additional required testing as specified by FDA (or foreign equivelant) or due to a change in BPC’s Specifications, will be billed to BPC at [***].

Beginning in 2014, the pricing for Plasma will be the price in effect as of December 31, 2013, per liter, [***]. [***] is defined as the [***].

b.           BPC agrees to provide to ADMA a forecast [***] of the Effective Date of this Agreement,  for the desired 2012 quantities of Plasma, as defined in the table above.  ADMA will confirm [***] the minimum quantities it will provide to BPC for [***]. BPC will then issue a binding purchase order for [***]Plasma Minimum. [***].

c.           In addition, for 2013 and 2014, BPC agrees to provide to ADMA a forecast, [***].  ADMA will confirm [***] the minimum quantities it will provide to BPC (“Annual Plasma Minimum”). BPC will then issue a binding purchase order for the Annual Plasma Minimum. [***].

3.           PAYMENT TERM Subject to Section C hereof, all Plasma shall be paid for [***].  Payments shall become delinquent [***].  Any undisputed payments not paid [***] after BPC receives notification from ADMA of said late payment shall accrue interest to be paid at the rate of [***].  Invoice to be issued [***]. All payments due hereunder to ADMA shall be sent to ADMA at the times set forth herein by wire transfer to such accounts as ADMA may designate to BPC.

Invoices to BPC will be directed to:

Biotest Pharmaceuticals Corporation
[***]
5800 Park of Commerce Boulevard NW
Boca Raton, Florida  33487
[***]

4.           INSPECTION AND ACCEPTANCE.

a.             BPC shall inspect each shipment of Plasma for conformity with the BPC’s specifications as set forth in Exhibit A (Specifications) [***] of the Plasma’s arrival at BPC’s facility. BPC shall promptly notify BPC in writing of its determination of any non-conformity of the Plasma with BPC Specifications (“Non-conformity Notice”).

b.             If a Non-conformity Notice is received by ADMA, the Parties shall meet to determine whether such Plasma meets the BPC Specifications. If it is determined that the Plasma does not meet the BPC Specifications, ADMA shall [***], as promptly as possible, taking into account the time required to [***]. In the event the Parties fail to agree whether or not any given shipment of Plasma conforms with the BPC Specifications, then the matter will be promptly referred to an independent expert agreed in good faith by the Parties, whose decision shall be binding on the Parties.  [***].

c.             For each shipment of Plasma delivered, ADMA shall provide BPC with a quality certificate and other industry standard documents required by regulatory authorities relating to the Plasma.

5.           [***].  [***].  ADMA will invoice BPC for the Plasma at time of [***] and [***].  BPC will take ownership and bear all risk of loss upon [***].

B.	QUALITY OF PLASMA.

1.	All Plasma sold under this Agreement by ADMA to BPC shall meet BPC’s Specifications.

2.
ADMA shall supply to BPC for the Initial Term, and any extensions thereof, Plasma to be derived from automated plasmapheresis procedures conducted at Center as specified in Exhibit B.  ADMA warrants that the Center is FDA approved and IQPP certified.

3.	[***].

4.	ADMA and BPC shall execute a mutually agreeable Quality Agreement [***] of the Effective Date.

5.	[***].

6.
BPC shall have the right to conduct periodic inspections of ADMA’s centers and facilities dealing with the Plasma at times mutually agreeable to the parties. Such inspections shall be limited to matters directly related to this Agreement and shall be conducted in conformance with generally accepted industry practices.  BPC will provide ADMA with not less than [***] prior to any of its inspections, unless mutually agreed otherwise by the parties. Upon receipt of BPC’s audit report, ADMA shall [***] to send a response to the appropriate BPC, outlining the corrective actions that ADMA will take at its expense, to correct the audit deficiencies.  Further, ADMA agrees to provide BPC with copies of all written reports (including FDA 483’s) and correspondence between ADMA and any governmental agency regarding any such inspection or review of records [***] (i) receipt of any such report or correspondence from the governmental agency or (ii) the issuance or delivery of any response or correspondence by ADMA; provided, however, that in the event the report or correspondence relates to a serious problem that could affect the continuous supply, or quality of the Plasma, then ADMA agrees to use all reasonable efforts to notify BPC [***] of receipt of such report or correspondence and to provide BPC with a copy of such report or correspondence.

C.	LIMITED WARRANTY.

ADMA represents and warrants to BPC that the Plasma has been collected and produced in accordance with BPC Specifications and BPC approved SOP’s.  ADMA represents, warrants and agrees that any and all  Plasma shall be collected, produced and delivered in accordance with all local, state and national laws, regulations and requirements.  BPC shall have all rights and remedies available to it under this Agreement and shall not be obligated to buy or pay for any  Plasma which does not, in all respects, comply with the BPC Specifications and applicable law, rules and regulations and as otherwise required by this Agreement, provided BPC must submit notification of rejection [***] of receipt of such  Plasma.  This warranty shall be further limited by the expiry of the  Plasma and shall not apply to any expired  Plasma.

D.	MISCELLANEOUS.

1.           CONFIDENTIALITY.

a.           The Parties agree to maintain the confidentiality of the contents of this Agreement and the dealings between the Parties with the same degree of care as they use to protect their own proprietary, confidential or trade secret information.  The Parties shall not disclose to any third party any confidential information received from the other hereunder without that other Party’s prior written consent and shall use it only for the purpose of this Agreement.  The Parties agree to hold the name and location of any and all testing labs and facilities as well as names of key personnel at the testing labs as confidential information. Said obligation of secrecy shall not apply to any information which (a) was in the public domain at the time of its disclosure or thereafter becomes part of the public domain by publication or otherwise subsequent to the time of disclosure under this Agreement through no fault of the receiving party; or (b) was known to the receiving party or in its possession prior to or at the time of disclosure as shown by written records; or (c) is independently developed by the receiving party without use of the other Party’s confidential information as shown by written documentation; or (d) is disclosed with the written approval of the disclosing party; or (e) is rightfully furnished to the receiving party by a third party having the authority to disclose such confidential information without restrictions; or (f) is disclosed by law or regulation or in response to a valid order of a court or other governmental body, or is required for registration of a product by competent authorities, but only to the extent of and for the purpose of such law, regulation, order or registration, and only if the receiving party first notifies the disclosing party of the required disclosure and permits the disclosing party, at its expense, to seek an appropriate legal remedy to maintain the information in secret.

b.           The above obligations shall survive the termination of this Agreement and shall continue with respect to donor information without limit of time and in respect of other confidential information for [***].

2.           RELATIONSHIP OF THE PARTIES.   The relationship between ADMA and BPC during the term of this Agreement, including extensions and renewals, is strictly that of buyer and seller.  Neither Party is in any way the legal representative, agent, joint venturer nor partner of the other for any purpose whatsoever nor neither has any control or authority whatsoever to bind the other Party or any other person with respect to the other Party.

3.           INDEMNIFICATION.  ADMA and BPC hereby indemnify and agree to hold harmless each other and their respective affiliates, agents, employees, officers and directors, from and against any and all third party claims, losses, liabilities, damages, reasonable attorneys’ fees, costs and expenses (hereinafter “Claims”) which may be sustained by and/or claimed against the other Party by virtue of their negligent acts, negligent omissions or the negligent handling or furnishing of materials or performance of services rendered by the other Party, the willful misconduct by the other Party or its officers, employees or agents or any representation, warranty or agreement contained in this Agreement being breached, untrue or materially misleading, by omission or otherwise.  Said indemnification will be capped at the dollar value of Plasma purchased in the year in which the relevant claim arises.  The indemnifying party’s liability shall be reduced to the extent any such Claims arise as a result of the indemnified party’s own conduct or negligence. To the extent Plasma is being used to manufacture Product to be used in research or for commercial purposes, BPC specifically shall indemnify and hold harmless ADMA, its affiliates, directors, officers, agents and employees, from any and all liability, loss or damages, including reasonable attorneys’ fees they may suffer as the result of claims, demands, costs or judgments against them caused or contributed to by the Product or any procedure required by the research protocol or related to the commercial sale of such product, if such liability, loss or damages are not directly caused or contributed to by such Plasma.

4.           LIMITATION OF LIABILITY.  IN NO EVENT WILL EITHER PARTY HAVE ANY LIABILITY FOR ANY LOSS OF INCOME, PROFIT, INTEREST OR SAVINGS BY THE OTHER PARTY OR FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES SUFFERED BY THE OTHER PARTY, ARISING FROM OR RELATED TO THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, THE SALE OR USE OF ANY  PLASMA, REGARDLESS OF THE FORM OF ACTION, AND WHETHER IN CONTRACT, INDEMNITY, WARRANTY OR TORT INCLUDING WITHOUT LIMITATION STRICT LIABILITY AND NEGLIGENCE OR ANY OTHER LEGAL OR EQUITABLE GROUNDS, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES OR DAMAGES. THIS LIMITATION WILL NOT APPLY TO ANY LIABILITY FOR DAMAGES THAT MAY RESULT FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A PARTY.

The Party from whom indemnity is sought shall be entitled at its option to defend or control the defense and/or settlement of any such claim.

Each Party shall notify the other of any claim or potential claim or liability as soon as it becomes aware that such claim, potential claim or liability has arisen and shall provide to the other, all-reasonable assistance in respect thereof.

5.           INSURANCE.  ADMA and BPC shall each be required to maintain general and product liability insurance in an amount of [***].  Before commencing any work hereunder, the Parties shall furnish certificates evidencing the insurance required by this Section.  The Parties shall give each other [***] days advance written notice in the event the insurance required by this Section is materially modified, or cancelled or otherwise terminated for any reason.

E.	TERMINATION.

1.           In addition to any other remedy it may have, either Party shall have the right to terminate this Agreement if the other Party fails to remedy and make good any material default in the performance of any material condition or obligation under this Agreement [***] of written notice thereof.

2.           Upon giving the appropriate written notice, either Party may terminate this Agreement upon the occurrence of the following event:  a proceeding under any bankruptcy, reorganization, arrangement of debts, insolvency or receivership law is filed by or against the other Party, and is not dismissed or stayed [***], or a receiver or trustee is appointed for all or a substantial portion of the assets of the other Party, or the other Party makes an assignment for the benefit of its creditors or becomes insolvent.

3.           Upon termination of this Agreement, BPC must pay for any  Plasma already delivered to BPC.Notwithstanding anything to the contrary set forth herein, the Parties’ obligations under this Agreement in Sections B, C, D, E and H shall survive the termination of this Agreement to the extent necessary to give effect to their reasonable intentions.

F.	FORCE MAJEURE.

1.           Neither Party shall be liable for non-performance caused by strikes, fires, explosions, Acts of God, riots, civil or international war, acts of terrorism,  an unexpected downturn in the acceptable donor population adversely affecting the industry as a whole, inability to obtain  Plasma because of Force Majeure at the producing location, or any other similar or dissimilar cause beyond the reasonable control of either Party which renders the performance of a Party’s obligations so difficult or costly as to make such performance commercially unreasonable.  The affected Party shall immediately inform the other of such occurrences and the termination thereof.

2.           Upon giving notice to the other Party, a Party affected by an event of Force Majeure shall be released without any liability on its part from the performance of its obligations under this Agreement, except for the obligation to pay any amounts due and owing hereunder, but only to the extent and only for the period that its performance of such obligations is prevented by the event of Force Majeure.  Such notice shall include a description of the nature of the event of Force Majeure, and its cause and possible consequences.  The Party claiming Force Majeure shall promptly notify the other Party of the termination of such event.

3.           Should the period of Force Majeure continue for more [***], then the Party not suffering the Force Majeure event may terminate this Agreement upon giving written notice to the other Party.

G.	REMEDIES EXCLUSIVE.

1.           The rights and remedies available to ADMA and BPC under this Agreement among the Parties are exclusive.

2.           [***].

H.           DISCLOSURES AND PUBLICITY.    Neither ADMA, on the one hand, nor BPC, on the other hand, shall, without the approval of the other, make any press release or other public announcement concerning the transactions contemplated by this Agreement, except as and to the extent that any such Party shall be so obligated by law, in which case the other Party shall be advised and the Parties shall use their commercially reasonable efforts to cause a mutually agreeable release or announcement to be issued; provided, however, that the foregoing shall not preclude communications or disclosures necessary to implement the provisions of this Agreement or to comply with the accounting and disclosure obligations of the Securities and Exchange Commission (“SEC”) or the rules of any stock exchange or NASDAQ.   Notwithstanding any contrary term contained in the confidentiality provisions of this Agreement, to the extent that either Party determines that it or the other Party is required to file or register this Agreement, a summary thereof, or a notification thereof, and/or descriptions related thereto, to comply with the requirements of an applicable stock exchange, SEC regulation, or any Governmental Authority, including the SEC, or to enable either Party to obtain debt or equity financing, such Party shall use its best efforts to provide the maximum amount of advance written notice of any such required disclosure to the other Party, to the extent practicable, with a minimum advance notice [***].  Prior to making any such filing, registration or notification, the Parties shall consult with respect thereto regarding confidentiality.  The Parties shall cooperate, each at its own expense, in such filing, registration or notification, including such confidential treatment request, and shall execute all documents reasonably required in connection therewith.

I.           ASSIGNMENT.  Neither Party shall assign this Agreement or any of its rights or obligations hereunder without the express written consent of the other Party, except as hereinafter provided.  Any such consent shall not be unreasonably withheld.  With notice to the other Party, either Party without the other Party’s consent may assign this Agreement to (i) its affiliate, or (ii) a successor to all or substantially all of the assets relating to the business of that Party which is involved in the fulfillment of its obligations under this Agreement, which shall expressly assume in writing the performance of all of the terms and conditions of this Agreement then to be performed by such successor as if it were named herein as a Party.

J.           NOTICES.   All notices, demands, requests, consents or approvals required under this Agreement must be in writing and delivered personally to the Party or sent by overnight courier service or facsimile, addressed to such Party as set forth below (or to such other address or facsimile number as such Party may hereafter specify for the purpose by notice to the other Party hereto):

To BPC:	[***]
[***]
Biotest Pharmaceuticals Corporation
5800 Park of Commerce Boulevard NW
Boca Raton, FL 33487
[***]

With a copy to:
[***]
Biotest Pharmaceuticals Corporation
5800 Park of Commerce Boulevard NW
Boca Raton, FL 33487
[***]

To ADMA:	Adam Grossman
Chief Executive Officer
ADMA Biologics, Inc.
65 Commerce Way
Hackensack, NJ 07601
Fax: 201-478-5553

With a copy to:
General Counsel
ADMA Biologics, Inc.
65 Commerce Way
Hackensack, NJ 07601

All notices, requests, consents and other communications hereunder shall be deemed to have been properly given (a) if by hand, at the time of the delivery thereof to the receiving party at the address of such Party set forth above, (b) if made by facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (c) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (d) if sent by registered or certified mail, on the fifth business day following the day such mailing is made.

K.           INTEGRATION; EFFECT OF AMENDMENT.  This Agreement, including all attachments, schedules or other agreements specifically incorporated by reference, constitute the entire agreement among the Parties with respect to the subject matter of this Agreement and supersede any and all other prior written or oral agreements, understandings, negotiations or discussions among the Parties with respect to the subject matter of this Agreement.  This Agreement may not be modified or amended in any respect except by an instrument in writing signed by both of the Parties.

L.           CHOICE OF LAW.  This Agreement shall be governed by, and construed under laws of the [***], without regard to its conflict of laws principles.

M.           REPRESENTATIONS AND WARRANTIES.  Each party hereto hereby represents and warrants to the other as follows:  (i) each party hereto has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, (ii) the execution and delivery of this Agreement and the consummation by such party of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such party, (iii) this Agreement has been duly and validly executed and delivered by such party and constitutes the valid and binding obligation of such party, enforceable against such party in accordance with its terms and (iv) the execution and delivery of this Agreement and the consummation by such party of the transactions contemplated hereby does not and will not (a) require the consent of or registration with, any court, federal state, local or foreign governmental or regulatory body, or (b) constitute a default (with or without notice or lapse of time, or both) under or conflict with any contract, agreement or order to which such party is a party or by which such party or any of its properties or assets is subject or bound.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the day and year first written above.

ADMA Biologics, Inc.	Biotest Pharmaceuticals Corporation

By: /s/ Adam Grossman	By: /s/ Jordan Siegel

Name: Adam Grossman	Name: Jordan Siegel

Title: President & CEO	Title: Chief Executive Officer

Date: June 22, 2012	Date: June 22, 2012

EXHIBIT A

SPECIFICATIONS

[***]

EXHIBIT B

ADMA PLASMA CENTERS

ADMA BioCenters Georgia Inc

6290 Jimmy Carter Boulevard
Suite 208
Norcross, GA 30071